UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         ------------------------------
         Date of Report (Date of earliest event reported): July 14, 2006

                         East Penn Financial Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                  0-50330                  65-1172823
-----------------------------  ----------------------  ------------------------
(State or other jurisdiction      (Commission File           (IRS Employer
     of incorporation)                Number)               Identification No.)


   731 Chestnut Street, P.O. Box 869, Emmaus, PA                 18049
-----------------------------------------------------  ------------------------
      (Address of principal executive offices)                 (Zip Code)


                                 (610) 965-5959
                                -----------------
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           CURRENT REPORT ON FORM 8-K

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


On July 14, 2006, John M. Hayes tendered his resignation from his positions as Vice President of the Registrant, Executive Vice President, Lending Division of East Penn Bank, the wholly-owned subsidiary of the Registrant, and President of East Penn Mortgage Company, the wholly-owned subsidiary of East Penn Bank. Mr. Hayes is leaving the Registrant to pursue other business opportunities. The resignation is effective as of August 14, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          EAST PENN FINANCIAL CORPORATION
                                          (Registrant)


Dated: July 17, 2006                      /s/ Brent L. Peters
                                          -------------------------------------
                                          Brent L. Peters
                                          President and Chief Executive Officer